SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): March 10, 2004

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street, Warsaw, Indiana 46580
(Address of principal executive offices)

Registrant’s telephone number, including area code: 574/267-6131

Former name or former address, if changed since last report: N/A

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99(a)	Press Release, dated January 15, 2004, issued by the Registrant

ITEM 9. Regulation FD Disclosure

     Ray Elliot, Chairman, President and CEO of Zimmer Holdings, Inc. (the “Registrant”) presented on the company’s business at the 2004 AAOS Analyst Meeting. A copy of the slide presentation for that meeting is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 9 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIMMER HOLDINGS, INC.
Dated: March 12, 2004
	By:	/s/ David C. Dvorak
David C. Dvorak Executive President, Corporate Services, Chief Counsel and Secretary

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